Exhibit 99.1

Entegris Reports Results for Second Quarter of Fiscal 2007

Wafer cleaning equipment business to be divested

CHASKA (Minneapolis), Minn., August 2, 2007 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for its fiscal second quarter ended June 30, 2007. Highlights for the quarter included:

•	Sales of $153.5 million, excluding sales of $2 million related to discontinued operations

•	Non-GAAP operating margin of 10.5%

•	Diluted GAAP EPS of $0.11, including a one-time gain of $0.03 per share

•	Diluted Non-GAAP EPS from continuing operations of $0.11

•	Cash from operations of $49 million

Second-quarter sales were $153.5 million, versus $179.3 million for the same period a year ago and $159.6 million in the first quarter of fiscal 2007. Second-quarter sales exclude revenues of approximately $2 million from a line of wafer carrier cleaning equipment the Company intends to divest, which has been reported within discontinued operations.

Second-quarter GAAP net income was $14.8 million, or $0.11 per fully diluted share, which includes a loss from discontinued operations of $1.0 million net of tax, or $0.01 per diluted share. On a non-GAAP basis, second-quarter net income from continuing operations was $15.1 million, or $0.11 per diluted share. The non-GAAP result is adjusted to exclude the effects of merger-related and other restructuring charges and a one-time, pre-tax gain of $6.1 million, or $0.03 per diluted share, from the sale of the Company’s equity interest in a “quick turn” tooling manufacturer. A reconciliation of GAAP to non-GAAP results is provided elsewhere in this release.

The second-quarter results include total pretax stock-based compensation of $2.7 million, or $0.01 per fully diluted share, of which $0.5 million represents integration-related stock-based compensation.

Sales for the six months ended June 30, 2007 were $313.1 million. First-half GAAP net income was $25.2 million, or $0.19 per diluted share. On a non-GAAP basis, first-half net income from continuing operations was $30.0 million, or $0.22 per diluted share.

Gideon Argov, president and chief executive officer, said: “Second-quarter sales were at the low end of our guidance, excluding the impact of discontinued operations. Sales of our unit-driven products were 60 percent of total second-quarter sales, as the favorable impact of higher semiconductor production on our business was offset by seasonally slower sales of data storage component shippers and general weakness in some non-semiconductor microelectronics markets. Sales of capital-driven products, which were 40 percent of total second-quarter sales, were consistent with slower capital spending in the industry.”

Argov added: “As we continue to look for ways to optimize our business, we have decided to exit a small, non-strategic line of cleaning equipment. In addition, we are in the process of transferring the manufacturing of four key product lines from our U.S.-based manufacturing sites to our facility in Kulim, Malaysia.”

The Company ended the quarter with $138.5 million of cash, cash equivalents, and short-term investments. “With the successful completion of a $250 million tender offer in June, we have reset the Company’s capital structure to support our focus on maximizing return on invested capital. Our solid balance sheet and strong cash flow continue to provide us flexibility to grow our business and to continue to repurchase shares over time,” Argov said.

Outlook

For its fiscal third quarter ending September 29, 2007, the Company currently expects sales from continuing operations to be down 4 to 8 percent to approximately $142 million to $148 million. Reflecting the lower estimated sales in the third quarter and the Company’s commitment to sustained strategic investments in new product development and manufacturing initiatives, GAAP net income per diluted share is expected to range from $0.03 to $0.05. Non-GAAP net income per diluted share is expected to range from approximately $0.05 to $0.07, reflecting pretax adjustments for merger-related amortization expense of $3.5 million and integration-related stock-based compensation expense of approximately $0.4 million.

Second-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the 2007 second quarter on Thursday, August 2, 2007, at 10:00 a.m. Eastern Time. Participants should dial 1-888-202-2422 (domestic callers) or 1-913-981-5592 (callers outside the U.S.); all callers should use passcode 5455564. A replay of the call can be accessed at 1-719-457-0820 using the same passcode. The call will also be webcast on the investor relations portion of the Entegris website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is the global leader in materials integrity management, delivering a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in semiconductor and other high tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

In addition to reporting results that are determined in accordance with generally accepted accounting principles in the U.S. (GAAP), the Company also reports non-GAAP results of operations that exclude certain expenses and charges. These non-GAAP results are provided as a complement to results provided in accordance with GAAP in order to provide investors with relevant and useful information about the Company’s ongoing operations. As such, non-GAAP information primarily excludes expenses and charges resulting from purchase accounting and integration activities associated with the Company’s August 2005 merger with Mykrolis

Corporation. Earnings guidance for the quarter ending September 29, 2007 is disclosed on both a GAAP and a non-GAAP basis. A reconciliation of GAAP to non-GAAP financial information discussed in this release is contained in the attached exhibits and on the Company’s website at www.entegris.com.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, future operating results of Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including the discussion described under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Securities Markets and Ownership of Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2006, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended		Six months ended
	June 30, 2007	July 1, 2006	June 30, 2007	July 1, 2006
Net sales	$153,508	$179,296	$313,079	$335,702
Cost of sales(a)	88,014	92,315	179,078	175,893

Gross profit	65,494	86,981	134,001	159,809
Selling, general and administrative expenses(b)	44,317	51,553	90,260	103,250
Engineering, research and development expenses	9,679	9,977	20,213	19,019

Operating income	11,498	25,451	23,528	37,540
Interest income, net	2,559	1,897	5,376	3,919
Other income, net (c)	6,074	799	6,050	1,594

Income before income taxes	20,131	28,147	34,954	43,053
Income tax expense	4,461	9,524	8,814	14,460
Equity in net earnings of affiliates	(80)	(159)	(104)	(195)

Income from continuing operations	15,750	18,782	26,244	28,788
(Loss) income from discontinued operations, net of taxes	(973)	(589)	(1,084)	758

Net income	$14,777	$18,193	$25,160	$29,546

Basic income (loss) per common share:
Continuing operations	$0.12	$0.14	$0.20	$0.21
Discontinued operations	$(0.01)	$0.00	$(0.01)	$0.01
Net income per common share	$0.11	$0.13	$0.19	$0.22
Diluted income (loss) per common share:
Continuing operations	$0.12	$0.13	$0.20	$0.20
Discontinued operations	$(0.01)	$0.00	$(0.01)	$0.01
Net income per common share	$0.11	$0.13	$0.19	$0.21
Weighted average shares outstanding:
Basic	129,225	137,445	130,709	137,167
Diluted	132,293	140,621	133,763	140,512

a)	Cost of sales for the three months and six months ended June 30, 2007 include $(15) thousand and $0.4 million, respectively, of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense. Cost of sales for the three months and six months ended July 1, 2006 include $(0.3) million and $2.1 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.

b)	Selling, general and administrative expenses for the three months and six months ended June 30, 2007 include $4.6 million and $10.7 million, respectively, of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles. Selling, general and administrative expenses for the three months and six months ended July 1, 2006 include $9.4 million and $20.1 million, respectively, million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net for the three months and six months ended June 30, 2007 includes a $6.1 million gain from the sale of an equity investment.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended June 30, 2007

(In thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$153,508	$—	$153,508
Cost of sales(a)	88,014	(15)	88,029

Gross profit	65,494	15	65,479
Selling, general and administrative expenses(b)	44,317	4,614	39,703
Engineering, research and development expenses	9,679	—	9,679

Operating income	11,498	(4,599)	16,097
Interest income, net	2,559	—	2,559
Other income, net(c)	6,074	6,068	6

Income before income taxes	20,131	1,469	18,662
Income tax expense	4,461	810	3,651
Equity in net earnings of affiliates	(80)	—	(80)

Income from continuing operations	15,750	659	15,091
Loss from discontinued operations, net of taxes	(973)	—	(973)

Net income	$14,777	$659	$14,118

Basic income (loss) per common share:
Continuing operations	$0.12	$0.01	$0.12
Discontinued operations	$(0.01)	—	$(0.01)
Net income per common share	$0.11	$0.01	$0.11
Diluted income (loss) per common share:
Continuing operations	$0.12	$0.00	$0.11
Discontinued operations	$(0.01)	—	$(0.01)
Net income per common share	$0.11	$0.00	$0.11
Weighted average shares outstanding:
Basic	129,225	129,225	129,225
Diluted	132,293	132,293	132,293

a)	Cost of sales is adjusted for $(15) thousand of merger-related and other restructuring charges and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses are adjusted for $0.6 million of integration expense and other restructuring, $0.5 million of integration-related stock-based compensation expense, and $3.5 million of merger-related amortization of intangibles.
c)	Other income, net includes a $6.1 million gain from the sale of a minority investment interest.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended July 1, 2006

(In thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$179,296	$—	$179,296
Cost of sales(a)	92,315	(337)	92,652

Gross profit	86,981	337	86,644
Selling, general and administrative expenses(b)	51,553	9,392	42,161
Engineering, research and development expenses	9,977	—	9,977

Operating income	25,451	(9,055)	34,506
Interest income, net	1,897	—	1,897
Other income, net	799	—	799

Income before income taxes	28,147	(9,055)	37,202
Income tax expense	9,524	(3,100)	12,624
Equity in net earnings of affiliates	(159)	—	(159)

Income from continuing operations	18,782	(5,955)	24,737
Loss from discontinued operations, net of taxes	(589)	—	(589)

Net income	$18,193	$(5,955)	$24,148

Basic income per common share:
Continuing operations	$0.14	$(0.04)	$0.18
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.13	$(0.04)	$0.18
Diluted income per common share:
Continuing operations	$0.13	$(0.04)	$0.18
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.13	$(0.04)	$0.17
Weighted average shares outstanding:
Basic	137,445	137,445	137,445
Diluted	140,621	140,621	140,621

a)	Cost of sales includes $(0.3) million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $9.4 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Six Months Ended June 30, 2007

(In thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$313,079	$—	$313,079
Cost of sales(a)	179,078	427	178,651

Gross profit	134,001	(427)	134,428
Selling, general and administrative expenses(b)	90,260	10,660	79,600
Engineering, research and development expenses	20,213		20,213

Operating income	23,528	(11,087)	34,615
Interest income, net	5,376	—	5,376
Other income (loss), net(c)	6,050	6,068	(18)

Income before income taxes	34,954	(5,019)	39,973
Income tax expense	8,814	(1,266)	10,080
Equity in net earnings of affiliates	(104)	—	(104)

Income from continuing operations	26,244	(3,753)	29,997
Loss from discontinued operations, net of taxes	(1,084)	—	(1,084)

Net income	$25,160	$(3,753)	$28,913

Basic income (loss) per common share:
Continuing operations	$0.20	$(0.03)	$0.23
Discontinued operations	$(0.01)	—	$(0.01)
Net income per common share	$0.19	$(0.03)	$0.22
Diluted income (loss) per common share:
Continuing operations	$0.20	$(0.03)	$0.22
Discontinued operations	$(0.01)	—	$(0.01)
Net income per common share	$0.19	$(0.03)	$0.22
Weighted average shares outstanding:
Basic	130,709	130,709	130,709
Diluted	133,763	133,763	133,763

a)	Cost of sales includes $0.4 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $10.7 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net includes a $6.1 million gain from the sale of a minority investment interest.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Six Months Ended July 1, 2006

(In thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$335,702	$—	$335,702
Cost of sales(a)	175,893	2,111	173,782

Gross profit	159,809	(2,111)	161,920
Selling, general and administrative expenses(b)	103,250	20,105	83,145
Engineering, research and development expenses	19,019		19,019

Operating income	37,540	(22,216)	59,756
Interest income, net	3,919	—	3,919
Other income, net	1,594	—	1,594

Income before income taxes	43,053	(22,216)	65,269
Income tax expense	14,460	(7,443)	21,903
Equity in net earnings of affiliates	(195)	—	(195)

Income from continuing operations	28,788	(14,773)	43,561
Income from discontinued operations, net of taxes	758	—	758

Net income	$29,546	$(14,773)	$44,319

Basic income per common share:
Continuing operations	$0.21	$(0.11)	$0.32
Discontinued operations	$0.01	—	$0.01
Net income per common share	$0.22	$(0.11)	$0.32
Diluted income per common share:
Continuing operations	$0.20	$(0.11)	$0.31
Discontinued operations	$0.01	—	$0.01
Net income per common share	$0.21	$(0.11)	$0.32
Weighted average shares outstanding:
Basic	137,167	137,167	137,167
Diluted	140,512	140,512	140,512

a)	Cost of sales includes $2.1 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $20.1 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2007	December 31, 2006
ASSETS
Cash, cash equivalents and short-term investments	$138,535	$274,974
Accounts receivable	102,623	127,396
Inventories	80,401	93,426
Deferred tax assets	45,116	45,149
Other current assets and assets held for sale	11,960	15,376

Total current assets	378,635	556,321

Property, plant and equipment, net	123,081	120,987

Intangible assets	453,212	463,408
Deferred tax asset – non-current	5,331	5,157
Other assets	16,808	11,745

Total assets	$977,067	$1,157,618

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt & short term borrowings	$25,399	$401
Accounts payable	21,300	24,952
Accrued liabilities	48,929	56,479
Income tax payable	5,225	10,025
Liabilities of discontinued operations	2,389	842

Total current liabilities	103,242	92,699
Long-term debt, less current maturities	2,809	2,995
Other liabilities	45,315	45,944
Shareholders’ equity	825,701	1,015,980

Total liabilities and shareholders’ equity	$977,067	$1,157,618

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